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                                                                    EXHIBIT 10.3

                    FIRST AMENDMENT TO DEVELOPMENT AGREEMENT

      THIS FIRST AMENDMENT is made as of the 25 th day of June, 2004, by and among the City of Sheboygan, Wisconsin, a Wisconsin municipal corporation and the Redevelopment Authority of the City of Sheboygan, Wisconsin and The Great Lakes Companies, Inc., a Wisconsin corporation and Blue Harbor Resort Sheboygan, LLC, a Wisconsin limited liability company and Blue Harbor Resort Condominium, LLC, a Delaware limited liability company (collectively, the "Parties").

                                    RECITALS

      (i) The Parties entered into a Development Agreement dated as of July 30, 2003 (the "Original Development Agreement") and certain other documents and instruments with respect to the land described on EXHIBIT A attached hereto and all improvements located and to be located thereon.

      (ii) The Developer, the Resort LLC and the Condominium LLC (all as defined in the Original Development Agreement) have asked the City and the Authority to amend certain provisions of the Original Development Agreement and the City and the Authority are willing to do so on the terms and conditions set forth herein.

      (ii) The execution of this First Amendment to Development Agreement by the City was authorized by Resolution 40-04-05 of the City's Common Council dated June 21, 2004, and by Resolution _______ of the Authority dated June 21 , 2004, reflected in the respective minutes of the Authority and the City's Common Council.

      NOW, THEREFORE, in consideration of the Recitals herein set forth and the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Original Development Agreement as follows:

      1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the same meaning as such terms have in the Original Development Agreement. The term "Development Agreement" as used in any document or instrument referencing the Original Development Agreement, including without limitation, this First Amendment, the Resort Ground Lease, the Condominium Ground Lease, the Restrictive Covenants and Easement Agreement, the Convention Center Operating Lease, and the Reimbursement Agreement shall mean the Original Development Agreement as amended by this First Amendment.

      2. USE OF CONDOMINIUMS. The individual owners of any sold condominium units in the Condominium Project shall not be required to make their units available for rental as hotel rooms to the general public. If any individual owner of a condominium unit makes his/her/its condominium unit in the Condominium Project available for rental as a hotel room, the rental of said unit shall be subject to generally applicable room taxes and in addition to any rights of the City under the Original Development Agreement, the City shall have all other rights and remedies available to it with respect to the collection of room taxes. The foregoing provisions of

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this paragraph 2 shall not relieve the Condominium LLC from its obligation to make all unsold condominium units available at all times for rental as hotel rooms by the general public and reasonably available for use by the events booked into the convention center. The Parties agree that the fact that the owners of individual condominium units in the Condominium Project are no longer required to make their condominium units available for rental to the general public shall not operate to release the Resort LLC from its obligation to pay the Guaranteed Room Tax Payment and the Room Tax Shortfall. The Parties agree that the fact that the owners of individual condominium units in the Condominium Project are no longer required to make their condominium units available for rental to the general public shall not operate to reduce the amount of the Guaranteed Room Tax Payment.

         The fifth bullet point of Paragraph 6 of the Original Development Agreement shall be amended and restated to remove all references to a "Rental Pool" and any 30 day or 60 day occupancy restriction and shall be read in full as follows: "The unsold condominium units must be available for rental as hotel rooms by the general public and reasonably available for use by events booked into the convention center."

         The twenty-second bullet point of Paragraph 8 of the Original Development Agreement shall be amended and restated to remove all references to a "Rental Pool" and any 30 day or 60 day occupancy restriction and shall read in full as follows: "The Restrictive Covenants and Easement Agreement will require that until December 31, 2028, or until expiration of the terms of this Agreement or the Reimbursement Agreement, whichever is later to occur, subject to repair as a result of casualty, condemnation, ordinary and extraordinary repair and replacement, the hotel suites within the Resort Project shall at all times be available for rental to the general public as hotel rooms. Following December 31, 2028, or upon expiration of the term of this Agreement and/or the Reimbursement Agreement, whichever is later to occur, subject to repair as a result of casualty, condemnation, ordinary and extraordinary repair and replacement, the hotel suites within the Resort Project shall at all times be available for rental to the general public as hotel rooms or upon request of the Resort LLC and with the prior written approval of the City and the Authority, the Resort LLC shall be permitted to convert all or a portion of the hotel suites within the Resort Project to a condominium hotel. The City and the Authority will not unreasonably withhold their consent to such conversion of the hotel suites to a condominium hotel as long as the documents governing the formation of the condominium hotel are reasonably acceptable to the City and the Authority and as long as the arrangements for operation and management of the Resort Project and the Convention Center Project are reasonably acceptable to the City and the Authority, and as long as all condominium units or condominium suites are at all times available for rental to the general public as hotel rooms (subject to repair as a result of casualty, condemnation, ordinary and extraordinary repair and replacement). Until December 31, 2028, or until expiration of the term of this Agreement or the Reimbursement Agreement, whichever is later to occur, subject to repair as a result of casualty, condemnation, ordinary and extraordinary repair and replacement, all unsold condominium units owned by Condominium LLC in the Condominium Project shall at all times be available for rental to the general public as hotel rooms."

         3. CITY CONDOMINIUM PAYMENTS. Any reference to the City Condominium Payment(s) and the Condominium City Payment(s) in the Original Development Agreement


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shall be deleted. Exhibit H is deleted from the Original Development Agreement.
The Parties agree that the deletion from the Original Development Agreement of the reference to the City Condominium Payments shall not operate to release the Resort LLC from its obligation to pay the Guaranteed Room Tax Payment and the Room Tax Shortfall. The Parties agree that the deletion from the Original Development Agreement of the reference to the City Condominium Payments shall not operate to reduce the amount of the Guaranteed Room Tax Payment.

      4. GUARANTEED ROOM TAX PAYMENT. Paragraph 2(w) of the Original Development Agreement shall be amended and restated to read in full as follows:
"Guaranteed Room Tax Payment" means: The amount of room taxes the Resort LLC has guaranteed will be generated by the Resort Project and the Condominium Project and paid to the City as of October 1 of each year during the term of the Convention Center Operating Lease as shown on Exhibit G attached hereto, in connection with the operations of the Resort Project and the Condominium Project for the immediately preceding 12-month period, commencing October 1 in the calendar year immediately preceding the calendar year of the said October 1 Guaranteed Room Tax Payment due date and continuing up to said October 1 Guaranteed Room Tax Payment due date."

      5. ROOM TAX SHORTFALL. Paragraph 2(ss) of the Original Development Agreement shall be amended and restated to read in full as follows: "'Room Tax Shortfall' means: For each year during the term of the Convention Center Operating Lease (or the Reimbursement Agreement if the Lease Obligations are due to the City pursuant to the Reimbursement Agreement), the difference between (i) the Guaranteed Room Tax Payment due on October 1 of each year during the term of the Convention Center Operating Lease (or the Reimbursement Agreement if the Convention Center Operating Lease is no longer in effect) as shown on Exhibit G attached hereto, minus (ii) an amount equal to the room taxes actually received by the City (including amounts deemed to have been received pursuant to Paragraph 29 below) from the Resort Project and the Condominium Project for the immediately preceding 12-month period, commencing October 1 in the calendar year immediately preceding the calendar year of the said October 1 Guaranteed Room Tax Payment due date and continuing up to said October 1 Guaranteed Room Tax Payment due date."

      6. PAYMENT OF ROOM TAXES FROM CONDOMINIUM PROJECT. The Resort LLC agrees to pay monthly to the City, the room taxes collected or which should have been collected each month in connection with the Resort Project, to be accounted for by the City as described in the Original Development Agreement. With respect to each individual condominium unit in the Condominium Project that is made available for rental by either the Condominium LLC or any individual condominium owner, the Resort LLC and such individual condominium unit owner agree to pay monthly to the City, the room taxes collected or which should have been collected each month in connection with that condominium unit, to be accounted for by the City as described in the Original Development Agreement. To the extent any room taxes are due and payable to the City with respect to a condominium unit in the Condominium Project owned by an individual other than Resort LLC or Condominium LLC, the Resort LLC and the individual owner of such condominium unit are jointly and severally liable for payment of such room taxes.

      7. COVENANT. Paragraph 14(aa) of the Original Development Agreement shall be amended and restated to read in full as follows: "The Resort LLC guarantees that the room taxes

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generated each year by the Resort Project and the Condominium Project will equal or exceed the Guaranteed Room Tax Payment for such year as shown on Exhibit G attached hereto, regardless of whether the Condominium Project or any part thereof is commenced and/or completed and/or rented to the general public. The Resort LLC guarantees that the property taxes generated by the Resort Project and the Condominium Project each year will equal or exceed the Guaranteed Property Tax Payment for such year as shown on Exhibit F attached hereto, regardless of whether the Condominium Project or any part thereof is commenced and/or completed. The Resort LLC guarantees that it will pay the Room Tax Shortfall, if any, each year during the term of the Convention Center Operating Lease (or the Reimbursement Agreement if the Lease Obligations are due to the City pursuant to the Reimbursement Agreement) on or before October 1 of such year, and the Resort LLC guarantees that it will pay the Real Estate and Personal Property Tax Shortfall, if any, each year during the term of the Reimbursement Agreement, on or before October 1 of such year. Resort LLC shall not be relieved of its obligation to pay the Real Estate and Personal Property Tax Shortfall and/or the Room Tax Shortfall each year for any reason, including without limitation, a change in the laws affecting room taxes, real estate taxation and/or assessments, or if the real estate taxes and personal property taxes assessed in any year on the Resort Project and that portion of the Condominium Project that is constructed, if any, produce a real estate and personal property tax payment due and payable in any year which is less than the Guaranteed Property Tax Payment for such year or if the room taxes collected (including the room taxes deemed to have been collected pursuant to Paragraph 29 below) on the Resort Project and that portion of the Condominium Project that is constructed, if any, during the applicable 12-month period are less than the Guaranteed Room Tax Payment due on October 1 of each year."

      8. ROOM TAXES. Paragraph 29 of the Original Development Agreement is amended and restated to read in full as follows: "The City may impose a room tax on the Resort Project and any individual condominium unit in the Condominium Project which is rented to the general public in accordance with its legislative or other powers, which tax may be modified or amended from time to time as permitted by applicable law. Nothing in the Development Agreement shall impair any statutory rights of the City with respect to the assessment, levy, priority, collection and/or enforcement of room taxes. Resort LLC agrees to pay such room taxes in effect from time to time in a timely manner in connection with the Resort Project and to the extent any room tax is due and payable with respect to an individual condominium unit in the Condominium Project, as agent for the owner of such individual condominium unit. If the Resort LLC does not act as agent for any individual condominium unit owner and if such condominium unit owner makes his/her/its condominium unit available for rental to the general public, the said condominium unit owner agrees to pay the City the room taxes in effect from time to time with respect to said owner's condominium unit. The room tax imposed on the Resort Project and the Condominium Project shall be the room tax uniformly applied by the City on all hotels, motels and beds and breakfasts in the City of Sheboygan. If the room tax at any time during the term of the Convention Center Operating Lease is reduced by law below 8%, then for the purpose of determining whether a Room Tax Shortfall exists on any October 1 Guaranteed Room Tax Payment due date which occurs during the period of time when the room tax was by law reduced below 8%, the Resort LLC shall be deemed to have paid on said October 1 Guaranteed Room Tax Payment due date, room taxes in an amount equal to the sum of (a) the room taxes actually received by the City from the Resort Project and the Condominium Project during the 12-month period immediately prior to said October 1 Guaranteed Room Tax Payment due date, plus
(b) the

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difference between (i) the amount of room taxes that would have been received by the City from the Resort Project and the Condominium Project during the 12-month period immediately prior to said October 1 Guaranteed Room Tax Payment due date had the room taxes which were actually received been assessed at 8%, minus (ii) the amount described in subparagraph (a) above of this Paragraph 29. Nothing in this Agreement shall impair any statutory rights of the City with respect to the assessment, levy, priority and/or collection of room taxes."

      9. LEGAL FEES. In addition to other legal fees which are due and payable to the City under the Original Development Agreement, Resort LLC agrees to pay $235,000 to the City to reimburse the City and the Authority for a portion of the legal fees incurred by the City and the Authority in connection with the negotiation and drafting of the Original Development Agreement and other documents executed in connection therewith and the closing of the transaction which was the subject of the Original Development Agreement. Resort LLC agrees to reimburse the City and the Authority for fees and expenses of outside counsel incurred by the City and the Authority in connection with the negotiation and drafting of this First Amendment, and the amendment of any other documents the City and/or the Authority require be amended as a result of this First Amendment.

      10. CONDOMINIUM RENTAL PROVISION. Paragraph 49 of the Original Development Agreement shall be amended and restated to read in full as follows:
"Any individual condominium unit owner in the Condominium Project may elect to have his/her/its condominium unit made available for rental by the general public and persons attending the events booked at the Convention Center Project. An election by an individual condominium unit owner to have or not to have his/her/its condominium unit made available for rental shall not operate to release any individual condominium unit or its owner from compliance with all terms and conditions of the Original Development Agreement, as amended by the First Amendment to Development Agreement, the Condominium Ground Lease and the Restrictive Covenants and Easement Agreement applicable to the Condominium Project and his/her/its condominium unit. No individual condominium unit owner will be required to enter into a rental management agreement. If a condominium unit owner makes his/her/its condominium unit available for rental, a room tax will be due and payable to the City with respect to such unit in an amount imposed by the City in accordance with its legislative or other powers, which tax may be modified or amended from time to time as permitted by applicable law. The Resort LLC and/or Developer shall collect all room taxes due and payable for the Condominium Project and shall remit the room tax payments to the City. If for any reason, the Resort LLC and/or Developer no longer manage the Condominium Project, are no longer parties to a rental management agreement for an individual condominium unit rented to the general public, any such rental agreement is with a party other than the Resort LLC, or there is no rental management agreement in effect with respect to an individual condominium unit which is rented to the general public, then the City shall have the right to collect the room tax payments for such unit from the individual condominium unit owner at the times and in the manner described herein. If room taxes are due and payable with respect to an individual condominium unit and if the room taxes are not paid when due, then in addition to any other rights the City may have with respect to a default under the Development Agreement by an individual condominium unit owner, the City shall also have a lien against the defaulting party's condominium unit with respect to any unpaid room tax payments, with the priority of such lien dating from the recording of a notice of such lien by the City.

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      "The provisions of this Paragraph 49 shall be included in the Restrictive
Covenants and Easement Agreement and in the condominium declaration and other condominium documents governing the Condominium Project."

      Any and all references to "Rental Pool" in the Original Development Agreement shall be deleted.

      11. GUARANTY DEPOSIT. The definition of Guaranty Deposit in paragraph 2(y) of the Original Development Agreement shall be amended and restated to read in full as follows: "'Guaranty Deposit' means: At Developer's option, either an unconditional, irrevocable letter of credit in the amount of $2,000,000.00 or a cash deposit in the amount of $2,000,000.00, to be held by or for the benefit of the City, to guarantee payment of Resort LLC's monetary obligations under the Reimbursement Agreement and the Convention Center Operating Lease. The Guaranty Deposit is more fully discussed in paragraph 11 below."

      The amount of the Guaranty Deposit shall be increased from $1,000,000.00 to $2,000,000, each and every place it appears in the Original Development Agreement. The dates of December 31, 2014, and January 1, 2014 in Paragraph 11 of the Original Development Agreement shall be changed to December 31,2018. Any reference in the Original Development Agreement to draws on the Guaranty Deposit shall include disbursements of the Guaranty Deposit if the Guaranty Deposit is held in the form of a cash deposit rather than a letter of credit.

      12. RESERVE FUND. The Resort LLC shall not be required to establish the Reserve Fund with the City and all references in the Original Development Agreement to the Reserve Fund described in Paragraph 2(ii) of the Original Development Agreement are hereby deleted. With respect to Paragraph 11 of the Original Development Agreement, any requirement that the City use or disburse funds from the Reserve Fund as a condition precedent to exercising its rights under the guaranties of the Guarantors is hereby deleted. Any requirement that the City use or disburse funds from the Reserve Fund as a condition precedent to exercising its rights under the guaranties of the Guarantors is hereby deleted from the Guaranty.

      13. REIMBURSEMENT OF ROOM TAX EXCESS. The City shall not be required to make any Room Tax Reimbursement to the Resort LLC or any other person or entity. The City shall be permitted to keep and use any Room Tax Excess for any purpose as it deems appropriate. Any Room Tax Excess kept and used by the City shall not be deemed a prepayment of the City Convention Center Funds or the Guaranteed Room Tax Payment.

      14. ADDITIONAL PARKING. City agrees to construct, or cause to be constructed, temporary off-street parking lots, generally as shown on the drawing attached hereto as Exhibit "B", collectively containing approximately 245 parking stalls, for use by the general public (the "Temporary Parking Lots"). The City also intends to incur certain capital costs for constructing permanent parking lots in the future to replace the temporary lots and the City is currently incurring capital costs in the construction of a permanent parking lot that is in addition to and is not intended to replace the temporary lots (the permanent parking lots constructed to replace the

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Temporary Parking Lots and the permanent parking lot currently under construction being referred to herein collectively as the "Permanent Parking Lots").

      Developer agrees to reimburse City its costs of constructing the Temporary Parking Lots. The current estimate of the costs is approximately $150,000, but Developer agrees to pay all reasonable costs of construction, regardless of amount. Developer further agrees to provide maintenance and repair of the Temporary Parking Lots, including plowing and snow removal, at its sole cost and expense, until July 1, 2005. Effective July 1, 2005, the City shall assume responsibility for maintenance and repair of the Temporary Parking Lots and shall annually assess maintenance and repair costs for the Temporary Parking Lots and all Permanent Parking Lots, as well as capital costs for constructing those Permanent Parking Lots which replace the Temporary Parking Lots, through a parking assessment district ("PAD"), to be established pursuant to sec. 66.0829, Wis. Stats.. The costs for maintenance and repair of the Temporary Parking Lots and capital costs for construction of those Permanent Parking Lots which replace the Temporary Parking Lot, and the costs of maintenance and repair of all Permanent Parking Lots shall be assessed amongst the private non-residential occupiers of Lots 2 through 9 and Lot 11, Plat of South Pier, and the owners of the Resort Project, as determined by the City Common Council.

      Although the City Common Council will determine how the various capital costs and costs of maintenance and repair are assessed and such determination shall be final with respect to the assessment of the various costs, it is anticipated that the PAD assessments would be levied annually on a pro rata basis. It is anticipated that assessments will be levied against the non-residential properties in Lots 2 through 9 and Lot 11 of Plat of South Pier and the Resort Project and the owner of the Resort Project as follows: Each non-residential property in Lots 2 through 9 and Lot 11 of Plat of South Pier other than the Resort Project shall pay an amount each year equal to the product obtained by multiplying all costs assessed in the PAD each calendar year, times a fraction, the numerator of which is the number of parking stalls within the parking lots which were considered by the City to satisfy that non-residential property's parking requirement in order for said non-residential property to be in compliance with applicable zoning laws, rules, regulations and ordinances, and the denominator of which is the total number of parking stalls in the parking lots which are part of the PAD. Notwithstanding the foregoing, the aggregate costs paid by the non-residential properties other than the Resort Project, collectively, shall not exceed 75% of the total costs assessed in the PAD and to the extent the aggregate amount assessed against the non-residential properties other than the Resort Project will exceed 75%, then the amount paid by each non-residential property shall be reduced proportionally. The owner of the Resort Project and the Resort Project would be assessed for and would pay the balance of all costs not assessed to the other non-residential properties in Lots 2 through 9 and Lot 11 of Plat of-South Pier, so that 100% of all costs assessed in the PAD are paid each year by the non-residential properties in Lots 2 through 9 and Lot 11 of Plat of South Pier and the Resort Project and the owner of the Resort Project. Notwithstanding the foregoing, the Resort Project and the owner of the Resort Project shall pay not less than 25% of the total costs assessed each year in the PAD.

      The following are examples for illustrative purposes only of the anticipated manner of assessment of costs. It is understood that the City Common Council will make the final

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determination as to the manner of assessment of the costs and the City Common
Council may elect to assess the costs differently. In addition, the number of parking spaces referenced in these examples is for illustrative purposes only and is not a final determination of the number of spaces to be included within the PAD. The examples are:

   Scenario 1.
   Assume in year 2006, several shanties have been constructed along the river and are operating and there has been no other non-residential development. Also assume that these shanties require (under the general provisions of the Zoning Code), a total of 30 parking stalls. Assuming 300 off-street parking spaces within the PAD, the shanty operators would be assessed for a collective 10% of the costs, and the owner of the Resort Project would be assessed for the remaining 90%.

   Scenario 2.
   Assuming in 2007, non-Resort Project development requires 240 of the 300 spaces, or 80%. The owner of the Resort Project would be assessed for 25% of the costs, and the other benefited properties would collectively be responsible for 75%.

      The provisions of this paragraph 14 of this First Amendment are not intended to and do not modify the terms and conditions of the Original Development Agreement with respect to the parking lots located in the Convention Center Project, the Resort Project and the Condominium Project and on the Convention Center Site, the Resort Site and the Condominium Site and are not intended to and do not modify the Developer's and/or the Resort LLC's and/or the Condominium LLC's obligations with respect to said parking lots as described in the Original Development Agreement. The costs incurred by the Resort LLC and/or the Condominium LLC and/or the Developer in connection with the Temporary Parking Lots and the Permanent Parking Lots as described above are in addition to all costs and expenses and liabilities incurred by them in connection with the various parking lots located in the Convention Center Project, the Resort Project and the Condominium Project and on the Convention Center Site, the Resort Site and the Condominium Site as described in the Original Development Agreement. It is understood that the parking lots located in the Convention Center Project, the Resort Project and the Condominium Project and on the Convention Center Site, the Resort Site and the Condominium Site are not included within the PAD and are not subject to assessment as part of the PAD. In addition, assessments levied in connection with the parking lots located within the PAD as described above are not fees charged for parking by the City as set forth in paragraph 24 of the Original Development Agreement.

      15.   MISCELLANEOUS.

            (a) All agreements, representations, warranties, covenants, liabilities and obligations made in this First Amendment shall survive the execution and delivery of this First Amendment.

            (b) This First Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin applicable to contracts made and wholly performed within such state.

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            (c)   This First Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Facsimile signatures shall be deemed original signatures for all purposes of this Agreement.

            (d) Time is of the essence of each and every obligation or agreement contained in this First Amendment.

            (e) This First Amendment shall be recorded in the office of the Register of Deeds of Sheboygan County, Wisconsin, it being understood by the parties that this First Amendment will run with the land and will be binding upon the Resort Site, the Condominium Site, the Convention Center Site, the Resort Project, the Convention Center Project and the Condominium Project and any owner and/or lessee and/or mortgagee of all or any portions of such sites and/or the Resort Project and the Convention Center Project and the Condominium Project, and their successors and assigns, including without limitation, the owners of the individual condominium units. It is intended that this First Amendment have the same priority as the Original Development Agreement and that all loans, liens and encumbrances in connection with the Resort Project and the Condominium Project are subject and subordinate to the terms of this First Amendment, in the same manner as such loans, liens and encumbrances were subject and subordinate to the Original Development Agreement.

            (f) The headings in this First Amendment are for reference only and are not intended to modify any of the terms and conditions of this First Amendment.

            (g) Nothing contained in this First Amendment is intended to or has the effect of releasing Resort LLC or Condominium LLC or Developer from compliance with all applicable laws, rules, regulations and ordinances.

            (h) This First Amendment is the product of negotiation among all of the parties hereto and no term, covenant or provision herein or the failure to include a term, covenant or provision shall be construed against any party hereto solely on the basis that one party or the other drafted this Agreement or any term, covenant or condition contained herein.

            (i) Nothing contained in this First Amendment or the Original Development Agreement is intended to or has the effect of releasing any individual condominium unit owner from compliance with all applicable laws, rules, regulations and ordinances, including without limitation, from his/her/its obligation to pay real estate and personal property taxes and special assessments assessed and/or levied in connection with his/her/its condominium unit.

      16. NO OTHER CHANGES. Except as otherwise specifically set forth herein, all other terms and conditions of the Original Development Agreement remain unmodified and in full force and effect.

      17. CONDOMINIUM DOCUMENTS. The documents governing the formation of the condominium on the Condominium Site shall be amended consistent with the terms of this First Amendment.

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      18.   EFFECTIVE DATE OF FIRST AMENDMENT. The terms and conditions of this
First Amendment shall not become effective until satisfaction of all of the following conditions:

            (a) The City and the Authority shall have approved this First Amendment and the amendments to those other agreements executed in connection with the Original Development Agreement which in the City's judgment require amendment. Any conditions imposed in connection with the City's and/or Authority's approval of this First Amendment and such other agreements shall have been satisfied.

            (b) The Guaranty Deposit in the amount of $2,000,000.00 shall have been deposited with the City.

            (c) The legal fees referred to in Paragraph 9 above shall have been paid to the City.

            (d) The Parties shall have executed and delivered this First Amendment and amendments to those other agreements executed in connection with the Original Development Agreement which in the City's judgment require amendment.

If the conditions contained in this Paragraph 18 are not satisfied or waived by the City and the Authority on or before June 30, 2004, then the terms and conditions of this First Amendment shall automatically terminate and be of no further force or effect and the Original Development Agreement will continue unmodified and in full force and effect.

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      IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date and year first above written.

                                     CITY OF SHEBOYGAN, WISCONSIN

                                     By: /s/ James Schramm
                                         ---------------------------------
                                         James Schramm, Mayor

                                     Attest: /s/ Susan Richards
                                             ----------------------------
                                             Deputy , City Clerk

STATE OF WISCONSIN )
                   )ss.
SHEBOYGAN COUNTY   )

      Personally appeared before me this 22nd day of June, 2004, the above-named James Schramm and Susan Richards the Mayor and Deputy City Clerk, respectively, of the City of Sheboygan, Wisconsin, to me known to be the persons who executed the foregoing agreement on behalf of the City and by its authority.

                                     /s/ Stephen G. McLoan
                                     ------------------------------
                                     Name: STEPHEN G. MCLOAN
                                     Notary Public, State of Wisconsin
                                     My Commission is permanent

                                         REDEVELOPMENT AUTHORITY OF THE CITY OF
                                         SHEBOYGAN,WISCONSIN

                                     By: /s/ Michael Leibham
                                         ------------------------------------
                                         Michael Leibham, Chairperson

                                     Attest: /s/  Paulette Enders
                                             --------------------------------
                                             Paulette Enders, Executive Director

STATE OF WISCONSIN      )
                        )ss.
SHEBOYGAN COUNTY        )

      Personally appeared before me this 24th day of June, 2004, the above-named Michael Leibham and Paulette Enders, the Chairperson and Executive Director, respectively, of the Redevelopment Authority of the City of Sheboygan, Wisconsin, to me known to be the persons who executed the foregoing agreement on behalf of said Redevelopment Authority and by its authority.

                                     /s/ Stephen G. McLoan
                                     ---------------------------------------
                                     Name: STEPHEN G. MCLOAN
                                     Notary Public, State of Wisconsin
                                     My Commission is permanent.

                                     THE GREAT LAKES COMPANIES, INC.

                                     By: /s/ Marc B. Vaccaro
                                         ------------------------------------
                                         Marc B. Vaccaro, Co-Chairman
STATE OF WISCONSIN )
                   )ss.
DANE COUNTY        )

      Personally appeared before me this 25th day of June, 2004, the above-named Marc B. Vaccaro, the Co-Chairman of The Great Lakes Companies, Inc., to me known to be the person who executed the foregoing agreement on behalf of said company and by its authority.

                                     /s/ Karla J. Braunsky
                                     ---------------------------------------
                                     Name:  KARLA J. BRAUNSKY
                                     Notary Public, State of Wisconsin
                                     My Commission expires: 10/7/07

                                                            [SEAL]

                                     BLUE HARBOR RESORT SHEBOYGAN, LLC, A
                                     WISCONSIN LIMITED LIABILITY COMPANY

                                     By: The Great Lakes Companies, Inc.,
                                         its Sole Manager

                                         By: /s/ Marc B. Vaccaro
                                             --------------------------------
                                             Marc B. Vaccaro, Co-Chairman

STATE OF WISCONSIN )
                   )ss.
DANE COUNTY        )

      Personally appeared before me this 25th day of June, 2004, the above-named Marc B. Vaccaro, the Co-Chairman of The Great Lakes Companies, Inc., Sole Manager of Blue Harbor Resort Sheboygan, LLC, to me known to be the person who executed the foregoing agreement on behalf of said company and by its authority.

                                     /S/ Karla J. Braunsky
                                     ---------------------------------------
                                     Name:KARLA J. BRAUNSKY
                                     Notary Public, State of Wisconsin
                                     My Commission expires: 10/7/07.

                                                            [SEAL]

                                     BLUE HARBOR RESORT CONDOMINIUM, LLC,
                                     A WISCONSIN LIMITED LIABILITY COMPANY

                                     By:  The Great Lakes Companies, Inc.,
                                          its Sole Manager

                                          By: /s/ Marc B. Vaccaro
                                              -------------------------------
                                              Marc B. Vaccaro, Co-Chairman

STATE OF WISCONSIN  )
                    )ss.
DANE COUNTY         )

      Personally appeared before me this 25th day of June, 2004, the above-named Marc B. Vaccaro, the Co-Chairman of The Great Lakes Companies, Inc., Sole Manager of Blue Harbor Resort Condominium Sheboygan, LLC, to me known to be the person who executed the foregoing agreement on behalf of said company and by its authority.

                                     /s/ Karla J. Braunsky
                                     ---------------------------------------
                                     Name: KARLA J. BRAUNSKY
                                     Notary Public, State of Wisconsin
                                     My Commission expires: 10/7/07.

                                                            [SEAL]

                              CONSENT OF GUARANTORS

      The undersigned Guarantors hereby consent to the foregoing First Amendment and agree that the Guaranty dated July 30, 2003, executed and delivered by the undersigned in connection with the transaction which is the subject of the Original Development Agreement, is modified to reflect the terms of Paragraph 12 above. Except as so modified, the Guaranty remains unmodified and continues in full force and effect.

      In Witness Whereof, the undersigned have executed and delivered this Consent as of the date and year first above written.

                                     /s/ Marc B. Vaccaro
                                     ---------------------------------------
                                     Marc B. Vaccaro

      The undersigned hereby represents the obligations of the undersigned set forth herein and in the Guaranty are incurred in the interests of his marriage and family.

                Dated as of the date and year first above written.

                                     /s/ Marc B. Vaccaro
                                      --------------------------------------
                                     Marc B. Vaccaro

STATE OF WISCONSIN  )
                    )SS.
COUNTY OF DANE      )

      Before me, a notary public, in and for said county, personally appeared Marc B. Vaccaro known to me to be the person who executed the foregoing instrument, signed the same, and acknowledged to me that he did so sign said instrument.

      In testimony whereof, I have hereunto subscribed my name, and affixed my official seal, this 25th day of June, 2004.

                                     /s/ Karla J. Braunsky
                                     ---------------------------------------
                                     Name: KARLA J. BRAUNSKY
                                     Notary Public, State of Wisconsin
                                     My commission expires: 10/7/07.

                                                            [SEAL]

                                     /s/ Bruce D. Neviaser
                                     ---------------------------------------
                                     Bruce D. Neviaser

      The undersigned hereby represents the obligations of the undersigned set forth herein and in the Guaranty are incurred in the interests of his marriage and family.

                   Dated as of the date and year first above written.

                                     /s/ Bruce D. Neviaser
                                     ---------------------------------------
                                     Bruce D. Neviaser

STATE OF WISCONSIN   )
                     )SS.
COUNTY OF DANE       )

          Before me, a notary public, in and for said county, personally appeared Bruce D. Neviaser known to me to be the person who executed the foregoing instrument, signed the same, and acknowledged to me that he did so sign said instrument.

      In testimony whereof, I have hereunto subscribed my name, and affixed my official seal, this 25th day of June, 2004.

                                     /s/ Karla J. Braunsky
                                     ---------------------------------------
                                     Name: KARLA J. BRAUNSKY
                                     Notary Public, State of Wisconsin
                                     My commission expires: 10/7/07.

                                                            [SEAL]

                                     /s/ Craig A. Stark
                                     ---------------------------------------
                                     Craig A. Stark

      The undersigned hereby represents the obligations of the undersigned set forth herein and in the Guaranty are incurred in the interests of his marriage and family.

                  Dated as of the date and year first above written.

                                     /s/ Craig A. Stark
                                     ---------------------------------------
                                     Craig A. Stark

STATE OF WISCONSIN  )
                    )SS.
COUNTY OF DANE      )

      Before me, a notary public, in and for said county, personally appeared Craig A. Stark known to me to be the person who executed the foregoing instrument, signed the same, and acknowledged to me that he did so sign said instrument.

      In testimony whereof, I have hereunto subscribed my name, and affixed my official seal, this 25th day of June 2004.

                                     /s/ Karla J. Braunsky
                                     ---------------------------------------
                                     KARLA J. BRAUNSKY
                                     Notary Public, State of Wisconsin
                                     My commission expires: 10/7/07.

                                                            [SEAL]

                                     THE GREAT LAKES COMPANIES, INC.

                                     By: /s/ Marc B. Vaccaro
                                         ------------------------------------
                                         Marc B. Vaccaro, Co-Chairman

STATE OF WISCONSIN    )
                      )SS.
COUNTY OF DANE        )

      Before me, a notary public, in and for said county, personally appeared Marc B. Vaccaro, the Co-Chairman of The Great Lakes Companies, Inc., known to me to be the person who executed the foregoing instrument, signed the same, and acknowledged to me that he did so sign said instrument on behalf of The Great Lakes Companies, Inc., and by its authority.

      In testimony whereof, I have hereunto subscribed my name, and affixed my official seal, this 25th day of June, 2004.

                                     /s/ Karla J. Braunsky
                                     ---------------------------------------
                                     Name: KARLA J. BRAUNSKY
                                     Notary Public, State of Wisconsin
                                     My commission expires: 10/7/07

                                                            [SEAL]

                                    EXHIBIT A
                              (LEGAL DESCRIPTION)

                                    EXHIBIT A

                    (DEVELOPMENT AGREEMENT LEGAL DESCRIPTION)
                                (AUTHORITY LAND)

Parcel 1 :

Lots One (1), Two (2), Three (3), Four (4), Five (5) and Six (6) of Block Two Hundred Thirty-nine (239), of the Original Plat of the City of Sheboygan, Wisconsin.

Also, that part of vacated South Seven Street between the South line of the Sheboygan River and the North line of East Water Street, which lies adjacent to Lot One (1), Block Two Hundred Thirty-nine (239), of the Original Plat of the City of Sheboygan.

Tax Key Number: 300220

Parcel 2:

All of Lots Seven (7), Eight (8), Nine (9) and Ten (10), of Block Two Hundred Thirty-nine (239) of the Original Plat of the City of Sheboygan, Wisconsin.

Tax Key Number: 300210

Parcel 3:

Lots Eleven (11) and Twelve (12), of Block Two Hundred Thirty-nine (239), of the Original Plat of the City of Sheboygan. Wisconsin Excepting that portion taken by the City of Sheboygan for street purposes as described in an Award of Damages, dated January 17, 1995, recorded in the Office of the Register of Deeds for Sheboygan County, Wisconsin, in Volume 1378 of Records, at pages 535/6, as document #1420646, as follows: Commencing at the southwest corner of Block 239 and said Lot 12; thence N01 degrees 36'20" W along the east right-of-way line of South 8th Street and the west line of Lot 12 a distance of 18.13 feet;thence N88 degrees 35'44" E 48.31 feet to the northerly right-of-way line of Water Street; thence along said right-of-way S67 degrees 59'49" W 51.54 feet to the point of commencement.

Tax Key Number: 300200

Parcel: 4

Parts of Lots 3, 4, 5, and 6, all in Block 241 of the Original Plat of Sheboygan, located in the City of Sheboygan. Sheboygan County, Wisconsin, and being more particularly described as:

Commencing at the original SW corner of said Block 241; thence N01 degrees-36'-20" W, along the east right-of-way line of S. 9th Street, 5.43 feet to the Point of Beginning of this description; thence continuing N01 degrees-36'-20" W, along said east right-of-way, 61.47 feet to the NW corner of said Block 241, and the south right-of-way line of East Water Street; thence S89 degrees-29'-40" E, along the south right-of-way line of East Water Street,
213.19 feet to a point on the arc of a curve to the right, having its radius print bearing northwesterly, 403.50 feet;
thence southwesterly 89.06 feet along the arc of said curve, the long chord of which bears S58 degrees-42'-49" W, 88.88 feet to a point of compound curvature, the radius point of the following curve bearing northwesterly, 118.50 feet; thence southwesterly 48.45 feet along the arc said curve, the long chord of which bears S76 degrees-44'-58 W, 48.11 feet to the end of said curve; thence S88 degrees-27'-44" W, 88.71 feet to the Point of Beginning and the end of this description.

Tax Key Number: 505730 and 505740

Parcel 5:

Part of Lots 1 and 2, and all of Lots 3, 4, 5, and 6, all in Block 242 of the Original Plat of Sheboygan, located in the City of Sheboygan, Sheboygan County, Wisconsin, and being more particular described as:

Beginning at the SW corner of said Block 242; thence N01 degrees-36'-20" W, along the east right-of-way line of S 9th Street, 210 feet, more or less, to the southerly normal high water mark of the Sheboygan River, said point also being the NW corner of said Block 242; thence southeasterly, along said normal high water mark of the Sheboygan River, 349.39 feet to a point which is 18.00 feet west of the east line of said Block 242; thence S01 degrees-36'-20" E, 46 feet, more or less, to a point which is 18.00 feet west of the east line of said block 242, and 108.18 feet north of the south line of said Block 242; thence S89 degrees-29'-25" E, 10.26 feet to a point on the arc of a curve to the right, having its radius point bearing northwesterly, 403.50 feet; thence southwesterly
122.21 feet along the arc of said curve, the long chord of which bears S27 degrees-52'-49" W, 121.74 feet to the south line of said Block 242 and the north right-of-way line of East Water Street; thence N89 degrees-29'-40" W, along said south line of Block 242,293.31 feet to the Point of Beginning and the cad of this description.

Tax Key Number: 50575O

Parcel 6:

All of Block 207, all of Stock 208, all of Block 209, all of Block 235, all of Block 236, all of Lots 1 through 10, Block 239, part of vacated East Water Street, Part of vacated Maryland Avenue, part of vacated New Jersey Avenue, part of vacated S. 5th Street, part of vacated S. 6th Street, all in the Original Plat of Sheboygan, and also part of Government Lot 6 of Section 23, and part of unplatted lands located in the NE1/4 of Section 26, all in T15N, R23E, City of Sheboygan, Sheboygan County, Wisconsin, and being more particularly described as:

Commencing at the SW corner of said Block 239; thence N01 degrees-36'-20 degrees W, along the east right-of-way line of S. 8th Street and the west line of said Block 239, 18.13 feet to the Point of Beginning of this description; thence continuing N01 degrees-36'-20" W, along the west line of said Block 239,129 feet, more or less, to the normal high water mark of the Sheboygan River and the NW corner of said Block 239; thence northeasterly, 3183 feet, more or less, along the normal high water mark of the Sheboygan River thence S09 degrees-20'-55" E, 5 feet more or less, to a point which is N50 degrees-57'-56" E, 2911.97 feet from said SW corner of Stock 239; thence S09 degrees-20'-55"

E, 426.26 feet; thence S41 degrees-10'-33" W, 751.41 feet; thence S31 degrees-08'-20" W, 98.52 feet; thence S34 degrees-37'-55" W, 329.79 feet; thence S43 degrees-31'-12" W, 161.04 feet to the beginning of a curve to the right, having its radius point bearing northwesterly, 131.00 feet; thence southwesterly, 75.01 feet along the arc of said curve, the long chord of which bears S59 degrees-55'-25" W, 73.99 feet to the end of said curve; thence S76 degrees19'-38" W, 212.56 feet to the north right-of-way line of Illinois Avenue, at a point which is N88 degrees-33'-11" E, 424.16 feet from a 2" diameter iron pipe marking the SE corner of Block 236 of the Original Plat of Sheboygan; thence S88 degrees-33'-11" W, along the north right-of-way line of illinois Avenue, 703.17 feet to the northwesterly right-of-way line of East Water Street; thence S35 degrees-00'-42" W, along said northwesterly right-of-way line 30.07 feet; thence S49 degrees-25'-48" W, along and northwesterly right-of-way line,
130.94 feet; thence S67 degrees-59'-49" W, along said northwesterly right-of-way line, 376.62 feet; thence S88 degrees-35'-32" w, 48.31 feet to the point of Beginning and the end of this description.

Tax Key Numbers: 300020, 300090 (Home Security Company). 300100, 321300, and 321310 (Home Security Company)

                                    EXHIBIT B
                            (TEMPORARY PARKING LOTS)

The drawing showing the temporary off-street parking lots attached as Exhibit B to the First Amendment to Development Agreement is available upon request from the City of Sheboygan, Wisconsin Public Works Department.